Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Appliance Recycling Centers of America, Inc.

(Name of Registrant as Specified in Its Charter)

_________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

175 Jackson Avenue North, Suite 102

Minneapolis, Minnesota 55343

__________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, OCTOBER 23, 2018

__________________________

TO OUR SHAREHOLDERS:

The annual meeting of the shareholders of Appliance Recycling Centers of America, Inc. (the “Company”) will be held on Tuesday, October 23, 2018, at 10:00 a.m., Pacific Time, at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. At the meeting, shareholders will act on the following matters:

•	Proposal 1: To elect four directors to serve for a term expiring at the 2019 annual meeting of shareholders.

•	Proposal 2: To ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

•	Proposal 3: To approve, for purposes of Nasdaq Listing Rules 5635(b) and (d), the issuance by the Company of 28,858,800 shares of the Company’s common stock upon conversion of 288,588 shares of the Company’s Series A Convertible Preferred Stock.

•	Proposal 4: To consider and vote upon a proposal to adjourn the annual meeting, if necessary or appropriate.

•	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

Only shareholders of record at the close of business on September 11, 2018 are entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the meeting.

Each of you is invited and urged to attend the annual meeting in person if possible. Whether or not you are able to attend in person, you are requested to submit your proxy or voting instructions as soon as possible to ensure that your shares are voted at the annual meeting in accordance with your instructions. For instructions on voting, please refer to the Proxy Card you received in the mail.

By Order of the Board of Directors /s/ Michael J. Stein Michael J. Stein, Corporate Secretary

September 18, 2018

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to Be Held on Tuesday, October 23, 2018:

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 30, 2017, are available on the internet at:

http://proxydocs.com/ARCI

i

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

175 Jackson Avenue North, Suite 102

Minneapolis, Minnesota 55343

PROXY STATEMENT

Solicitation of Proxies

This proxy statement contains information relating to the annual meeting of shareholders of Appliance Recycling Centers of America, Inc. (the “Company”) to be held on Tuesday, October 23, 2018, beginning at 10:00 a.m., Pacific Time, at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. Your proxy is solicited on behalf of the Board of Directors of the Company for use at the 2018 annual meeting of shareholders and any adjournment or postponement of the meeting.

The approximate date on which this proxy statement and form of proxy will first be made available to shareholders is September 18, 2018.

About the Meeting

What is the purpose of the annual meeting?

At the Company’s annual meeting, shareholders will act upon the matters described in the accompanying notice of annual meeting of shareholders. This includes the election of four directors, the ratification of the appointment of our independent registered public accounting firm, and the Conversion Proposal (as defined below).

Why is stockholder approval of the issuance of shares of common stock upon conversion of the Series A Preferred Stock required?

Because our common stock is listed on the NASDAQ Capital Market, we are subject to NASDAQ Marketplace Rule 5635(b) and 5635(d), which requires stockholder approval (i) prior to the issuance of securities which would result in a change of control under Nasdaq rules and (ii) for a transaction other than a public offering that involves the sale, issuance, or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The conversion of the Company’s shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) into shares of the Company’s common stock is conditioned upon stockholder approval. Absent such condition, the issuance by the Company of 28,858,800 shares of the Company’s common stock upon conversion of 288,588 shares of the Series A Preferred Stock would exceed 20% of both the voting power and number of shares of Common Stock outstanding prior to such issuance. The book value of one share of the Company’s common stock is $2.85. Approval of the Conversion Proposal will constitute approval for purposes of NASDAQ Marketplace Rules 5635(b) and 5635(d) to the extent that the issuance of the shares of common stock may be deemed to result in a change of control of the Company and/or would be issued for less than the greater of book or market value of the Company’s stock.

Who is entitled to vote?

Only shareholders of record of outstanding shares of common stock or Series A Preferred Stock of the Company at the close of business on the record date, September 11, 2018, are entitled to receive notice of and to vote at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. Each outstanding share of Series A Preferred Stock entitles its holder to cast 4.5893 votes per share pursuant to the formula described in the Articles of Incorporation filed by the Company with the Nevada Secretary of State on March 12, 2018. The shares of common stock and Series A Preferred Stock will vote together as a single class for all proposals at the annual meeting. The holders of outstanding common stock are entitled to a total of 8,472,651 votes, and the holders of Series A Preferred Stock are entitled to a total of 1,324,417 votes. Holders of Series A Preferred Stock are not entitled to vote on the Conversion Proposal.

Who can attend the meeting?

All holders of common stock and Series A Preferred Stock as of the record date, or their duly appointed proxies, may attend the meeting.

1

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power of the common stock and Series A Preferred Stock outstanding on the record date will constitute a quorum. A quorum is required for business to be conducted at the meeting. You will be considered part of the quorum if you submit a properly executed proxy card, vote your proxy by using the internet voting service or vote your proxy by using the toll-free telephone number listed on the proxy card, even if you abstain from voting. Shares held in “street name” by brokers that are voted on at least one proposal to come before the meeting will be counted as present in determining whether there is a quorum.

How do I vote?

Even if you plan to attend the annual meeting you are encouraged to vote by proxy. You may vote by proxy by one of the following ways:

1)	By Internet: Go to www.proxypush.com/ARCI. Have your proxy card available when you access the web site. You will need the control number from your proxy card to vote.

2)	By telephone: Call (866) 436-6852 toll-free (in the United States, U.S. territories and Canada) on a touch-tone telephone. Have your proxy card available when you call. You will need the control number from your proxy card to vote.

3)	By mail: Complete, sign and date the proxy card, and return it in the postage paid envelope provided with the proxy material.

If you vote by internet or telephone, your electronic vote authorizes the proxy holders in the same manner as if you signed, dated and returned your proxy card. If you vote by internet or telephone, do not return your proxy card.

If you return your signed proxy card or vote by internet or telephone but do not give specific instructions as to how you wish to vote, your shares will be voted FOR all nominees in Proposal 1, FOR ratification of the appointment of our independent registered public accounting firm in Proposal 2, FOR the Conversion Proposal, and FOR the grant of authority to the Board to adjourn the annual meeting if necessary or appropriate in Proposal 4.

Can I change my vote after I return my proxy card or my internet or telephone vote?

Yes. Even after you have submitted your proxy or voted by internet or telephone, you may change your vote or revoke your proxy at any time before the proxy is exercised at the meeting. You may change or revoke it by:

1)	Returning a later-dated signed proxy card or re-accessing the internet voting site or telephone voting number listed on the proxy card;

2)	Delivering a written notice of revocation to the Company’s Secretary at the Company’s principal executive office at 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343; or

3)	Attending the meeting and voting in person at the meeting (although attendance at the meeting without voting at the meeting will not, in and of itself, constitute a revocation of your proxy).

What are the Board’s recommendations?

The Board’s recommendations are set forth after the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

•	FOR the election of each of the nominated directors.

•	FOR the ratification of the appointment of our independent registered public accounting firm.

•	FOR the approval of the Conversion Proposal.

•	FOR the approval of the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to constitute a quorum or to approve Proposal 3.

2

If you submit your proxy card or vote by internet or telephone, unless you give other instructions on your proxy card or your internet or telephone vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each proposal?

For the election of directors, each shareholder of outstanding common stock and Series A Preferred Stock will be entitled to vote for four nominees. A nominee will be elected if the nominee receives a majority vote of the number of shares entitled to vote and represented at the meeting at which a quorum is present. There is no cumulative voting by shareholders.

With respect to ratification of the appointment of our independent registered public accounting firm, approval of the Conversion Proposal, and the approval of adjournment, or any other matter that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding voting power of the common stock and Series A Preferred Stock represented in person or by proxy at the meeting and entitled to vote on the proposal at the meeting will be required for approval.

A properly executed proxy marked “ABSTAIN” with respect to any proposal will not be voted on that proposal, although it will be counted for purposes of determining the number of shares necessary for approval of the proposal. Accordingly, an abstention will have the effect of an “AGAINST” vote with respect to that proposal.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to the proposal to be acted upon. Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on the proposal and generally will not be counted in determining the number of shares necessary for approval of the proposal.

Who will count the vote?

An Inspector of Elections will be appointed for the annual meeting to count the votes.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one set of proxy materials, including more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards or use the internet voting service or telephone voting service for each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our stock transfer agent, EQ Shareowner Services (formerly Wells Fargo Shareowner Services), at 1-800-468-9716.

3

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the 2018 annual meeting other than the proposals described in this proxy statement, if any other business is presented at the annual meeting, your proxy gives authority to Tony Isaac, Chief Executive Officer, and Virland A. Johnson, Chief Financial Officer, to vote on such matters at their discretion.

When are shareholder proposals for the 2019 annual meeting of shareholders due?

To be considered for inclusion in the Company’s proxy statement for the Company’s annual meeting to be held in 2019, shareholder proposals must be received at the Company’s office no later than May 21, 2019 or, in the event the Company changes the date of its annual meeting to be held in 2019 by more than 30 days from the date of this year’s meeting, a reasonable time before the Company begins to print and send its proxy materials. Proposals must be in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be submitted in writing and delivered or mailed to the Company’s Secretary, at Appliance Recycling Centers of America, Inc., 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343.

Under Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended, any shareholder who wishes to have a proposal considered at the 2019 annual meeting of shareholders, but not submitted for inclusion in the Company’s proxy statement, must set forth such proposal in writing and file it with the Secretary of the Company no later than August 4, 2019 or, in the event the Company changes the date of its annual meeting to be held in 2019 by more than 30 days from the date of this year’s meeting, a reasonable time before the Company sends its proxy materials. Failure to notify the Company by that date would allow the Company’s proxy holders to use their discretionary voting authority (to vote for or against the proposal) when the proposal is raised at the annual meeting without any discussion of the matter being included in the Company’s proxy statement.

Who pays the cost of this proxy solicitation?

The expense of the solicitation of proxies for this annual meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation of proxies over the internet and through the mail, proxies may be solicited in person or by telephone or fax by certain of the Company’s directors, officers and regular employees, without additional compensation.

4

Ownership of Capital Stock

Beneficial Ownership of Common Stock

The following table sets forth as of September 11, 2018, the record date for the annual meeting, the beneficial ownership of common stock by each of the Company’s directors, each of the named executive officers, and all directors and executive officers of the Company as a group, as well as information about beneficial owners of 5% or more of the Company’s common stock. Beneficial ownership includes shares that may be acquired in the next 60 days through the exercise of options or warrants.

Beneficial Owner	Position with Company	Number of Shares Beneficially Owned (1)	Percent of Outstanding Common Stock (2)
Directors and executive officers:
Tony Isaac (3)	Director, Chief Executive Officer	470,000	5.5%
Virland A. Johnson	Chief Financial Officer	260,000	3.1%
Bradley S. Bremer (3) (4)	Former President of ApplianceSmart, Inc.	32,625	*
James P. Harper (5)	Former Chief Operating Officer
Richard D. Butler (3)	Director	90,000	1.1%
Dennis (De) Gao (3)	Director	20,000	*
Nael Hajjar	Director	–	*
All directors and executive officers as a group (8 persons) (3)		872,625	10.2%
Other 5% shareholders:
Timothy M. Matula (3) (6)		570,000	6.7%
Energy Efficiency Investments, LLC (7)		838,793	9.9%
Isaac Capital Group, LLC (8)		1,251,993	14.8%
Abacab Capital Management (9)		439,587	5.2%

_______________________

* Indicates ownership of less than 1% of the outstanding shares

(1)	Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2)	Applicable percentage of ownership is based on 8,472,651 shares of common stock outstanding as of September 11, 2018 plus, for each shareholder, all shares that such shareholder could purchase within 60 days upon the exercise of existing stock options and warrants.

(3)	Includes shares which could be purchased within 60 days upon the exercise of existing stock options or warrants, as follows: Mr. Isaac, 10,000 shares; Mr. Bremer, 27,500 shares; Mr. Butler, 20,000 shares; Mr. Matula, 10,000 shares; Mr. Gao, 20,000 shares. The address for each individual is 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343.

(4)	Effective October 26, 2017, the Company terminated the employment of Mr. Bremer.

(5)	Effective May 26, 2017, the Company terminated the employment of Mr. Harper.

(6)	Mr. Matula resigned from the Board of Directors effective August 10, 2018.

(7)	According to a Schedule 13G/A filed with the U.S. Securities and Exchange Commission (“SEC”) on September 7, 2018, Energy Efficiency Investments, LLC (“EEI”) beneficially owns 838,793 shares of common stock. EEI has sole dispositive and voting power as to all 838,793 shares. The foregoing excludes 166,817 shares of common stock issuable upon exercise of a common stock purchase warrant (the “Warrant”) because the Warrant contains a blocker provision under which the holder thereof does not have the right to exercise such Warrant to the extent that such exercise would result in beneficial ownership by the holder thereof, together with any of the holder’s affiliates, of more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of the Warrant (the “Beneficial Ownership Limitation”). The holder is entitled to, among other things, upon notice to the Company, increase the Beneficial Ownership Limitation to 9.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock upon exercise of the Warrant, with such increase to take effect 61 days after such notice is delivered to the Issuer. EEI has elected to increase the Beneficial Ownership Limitation to 9.99% and the Company has elected to waive the 61-day notice period. The address for EEI is c/o Baker & Hostetler, LLP, 600 Anton Boulevard, Suite 9000, Costa Mesa, CA 92626-7221.

(8)

According to a Schedule 13D/A filed with the SEC on September 11, 2018, Isaac Capital Group, LLC (“Isaac Capital”) beneficially owned 1,251,993 shares of common stock. Isaac Capital has sole dispositive power as to all 1,251,993 shares and sole voting power as to 1,251,993 shares. The address for Isaac Capital is 3525 Del Mar Heights Road, Suite 765, San Diego, CA 92130.

(9)	According to a Schedule 13G filed March 11, 2015, Abacab Capital Management, LLC (“Abacab”) beneficially owned 439,587 shares of common stock. Abacab has sole dispositive and voting power as to all 439,587 shares. The address for Abacab is 33 W. 38th Street, New York, NY 10018.

5

Beneficial Ownership of Series A Preferred Stock

The following table sets forth as of September 11, 2018, the record date for the annual meeting, the beneficial ownership of Series A Preferred Stock by each owner of 5% or more of the Company’s Series A Preferred Stock. No officers or directors of the Company have beneficial ownership of Series A Preferred Stock. Beneficial ownership includes shares that may be acquired in the next 60 days through the exercise of options or warrants.

Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Outstanding Series A Preferred (2)
Gregg Sullivan (3)	57,718	20.0%
Juan Yunis (4)	216,729	75.1%
Isaac Capital Group, LLC (5)	14,141	4.9%

_________________

(1)	Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2)	Applicable percentage of ownership is based on 288,588 shares of Series A Preferred Stock outstanding as of September 11, 2018 plus, for each shareholder, all shares that such shareholder could purchase within 60 days upon the exercise of existing stock options and warrants.

(3)	The business address for Mr. Sullivan is c/o Appliance Recycling Centers of America, Inc., 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343.

(4)	The business address for Mr. Yunis is c/o Appliance Recycling Centers of America, Inc., 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343.

(5)	The address for Isaac Capital is 3525 Del Mar Heights Road, Suite 765, San Diego, CA 92130.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 30, 2017, its officers, directors and 10% shareholders timely complied with all Section 16(a) filing requirements, except as follows: Mr. Butler filed a late Form 4 on October 12, 2017, reporting the acquisition of 20,000 shares of the Company’s common stock.

6

Proposal 1:
Election of Directors

General Information

The property, affairs and business of the Company are managed under the direction of the Board of Directors. A board of four directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management’s four nominees. The term of office for each person elected as a director will continue until the next annual meeting of shareholders and until a successor has been elected and qualified, or until such director is removed or resigns.

All of the nominees named below are presently directors of the Company and have served continuously since the year indicated. All nominees have indicated a willingness to serve if elected. The Company knows of no arrangements or understandings between a nominee and any other person pursuant to which the nominee has been selected as a director.

All shares represented by proxies that have been properly executed and returned or properly voted using the internet or telephone voting service will be voted for the election of all of the nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason not be able to serve as a director, the proxies will be voted for such other person or persons as may be designated by the Board.

The Board recommends a vote FOR all of the nominees.

Nominees

The names of the nominees are set forth in the table below. Following the table is certain information for at least the last five years regarding each nominee.

Name	Position with Company	Director Since	Age
Tony Isaac	Director and Chief Executive Officer	2015	64
Richard D. Butler	Director	2015	69
Dennis (De) Gao	Director	2015	38
Nael Hajjar	Director	2018	34

Tony Isaac has been a director of the Company since May 2015 and Chief Executive Officer of the Company since May 2016. He served as Interim Chief Executive Officer of the Company from February 2016 until May 2016. Mr. Isaac has served as Financial Planning and Strategist/Economist of Live Ventures Incorporated (NASDAQ: LIVE), a company providing specialized online marketing solutions to small-to-medium sized local business that boost customer awareness and merchant visibility, since July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac has served as a director of Live Ventures Incorporated since December 2011. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics. Mr. Isaac has significant investment and financial expertise and public board experience that he brings to the Board.

Richard D. Butler, Jr. has been a director of the Company since May 2015. Mr. Butler is the owner of an advisory firm which provides real estate, corporate and financial advisory services, since 1999, and is the co-Founder, Managing Director and major shareholder of Ref-Razzer Company, a whistle manufacturing and vending company, since 2005. Prior to this, Mr. Butler was the Co-Founder and Executive Vice President of Aspen Healthcare, Inc. from 1996 to 1999. From 1993 to 1996, Mr. Butler was a Managing Director at Landmark Financial and from 1989 to 1993 he was a Partner at Cal Ventures Real Estate Investment Group. Prior to this, Mr. Butler has also served as the President and Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal Mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer and Member of the President’s Advisory Committee at State Savings & Loan Association (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler has served on the board of directors of Live Ventures Incorporated (NASDAQ: LIVE), since August 2006 (including YP.com from 2006 to 2007). Mr. Butler attended Bowling Green University in Ohio, San Joaquin Delta College in California, and Southern Oregon State College. Mr. Butler brings to the Board extensive experience in financial management and executive roles, which enable him to provide important expertise in financial, operating and strategic matters that impact our Company.

7

Dennis (De) Gao has been a director of the Company since May 2015. Mr. Gao co-founded and, from July 2010 to March 2013, served as the CFO at Oxstones Capital Management, a privately held company and a social and philanthropic enterprise, serving as an idea exchange for the global community. Prior to establishing Oxstones Capital Management, from June 2008 until July 2010, Mr. Gao was a product owner at The Procter & Gamble Company for its consolidation system and was responsible for the Procter & Gamble’s financial report consolidation process. From May 2007 to May 2008, Mr. Gao was a financial analyst at the Internal Revenue Service’s CFO division. Mr. Gao has served as a director of Live Ventures Incorporated (NASDAQ: LIVE) and as a member of the Audit Committee of Live Ventures Incorporated since January 2012. Mr. Gao has a dual major Bachelor of Science degree in Computer Science and Economics from University of Maryland, and an M.B.A. specializing in finance and accounting from Georgetown University’s McDonough School of Business. Mr. Gao has significant finance, accounting and operational experience and brings substantial finance and accounting expertise to the Board.

Nael Hajjar has been a director of the Company since August 2018. Mr. Hajjar is currently the Unit Head for the Annual Wholesale Trade Survey in Statistics Canada’s Manufacturing and Wholesale Trade Division. From March 2011 through May 2016, Mr. Hajjar was a Senior Analyst – Economist of Statistics Canada’s Producer Prices Division where he developed Canada’s first ever Investment Banking Services Price Index while leading the development of a variety of Financial Services Price Index development projects. Mr. Hajjar brings to the Board extensive experience in research and analysis of financial statistics, economics, and business practices in a variety of industries including manufacturing, logging, Wholesale Trade, and financial services. Mr. Hajjar also has extensive experience in project management and he holds a Bachelor of Social Science, Honors in Economics, and Bachelor of Commerce, Option in Finance, from the University of Ottawa.

Director Independence

There are no family relationships between any of the directors or executive officers of the Company. Of the current directors, each of Mr. Butler, Mr. Gao, and Mr. Hajjar are “independent” directors as defined under the rules of The NASDAQ Stock Market (“NASDAQ”) and have been independent directors since each joined the Board. Mr. Isaac ceased to be “independent” on February 29, 2016, when he assumed the role of Interim Chief Executive Officer for the Company.

Board Leadership Structure and Role in Risk Oversight

Mr. Isaac, the Company’s Chief Executive Officer, also serves as a member of the Board of Directors. The Company has not named a lead director or Chairman. The Company believes this is appropriate for the Company at this time because of the size of the Company, the size of the Board, and Mr. Isaac’s responsibility for the day-to-day management of the Company’s business. In view of these factors, the Board of Directors believes it makes sense for Mr. Isaac to participate in the Board’s discussions of developments in the Company’s business and business strategy and its results of operations.

It is management’s responsibility to manage risk and bring to the attention of the Board of Directors the most material risks affecting the Company. The Board of Directors, including through committees of the Board comprised solely of independent directors, regularly reviews various areas of significant risk to the Company, and advises and directs management on the scope and implementation of policies, strategic initiatives and other actions designed to mitigate various types of risks. Specific examples of risks primarily overseen by the full Board of Directors include competition risks, industry risks, economic risks, liquidity risks, and business operations risks. The Audit Committee reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control and report such exposures. The Audit Committee also reviews and approves transactions with related persons. The Compensation Committee (the “Compensation Committee”) reviews and evaluates potential risks related to the attraction and retention of talent, and risks related to the design of compensation programs established by the Compensation Committee for the Company’s executive officers.

Actions and Committees of the Board of Directors

In 2017, the Board of Directors met one time and took action by unanimous written consent six times. In 2017, the Board of Directors had three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee met five times during 2017. The Compensation Committee did not hold a formal meeting during 2017 but did take one action by unanimous written consent. The Nominating and Corporate Governance Committee did not hold a formal meeting during 2017 but did take one action by unanimous written consent. The Board currently has no other standing committees and has no current plans to establish additional committees. Each person who served as a director during 2017 attended all of the meetings of the Board of Directors and of the committees on which the director served. It is the Company’s policy that all directors should attend the annual meeting of shareholders. Last year, all of the members of the Board of Directors attended last year’s annual meeting of shareholders.

8

Compensation and Benefits Committee

The Compensation Committee of the Board of Directors is comprised entirely of non-employee directors. In fiscal 2017, the members of the Compensation Committee were Mr. Gao, Mr. Butler (Chairman) and Mr. Matula (until August 10, 2018), each of whom was also an “independent” director as defined under NASDAQ rules. The Compensation Committee is responsible for review and approval of officer salaries and other compensation and benefits programs and determination of officer bonuses. Annual compensation for the Company’s executive officers, other than the CEO, is recommended by the CEO and approved by the Compensation Committee. The annual compensation for the CEO is recommended by the Compensation Committee and formally approved by the full Board of Directors. The Compensation Committee may approve grants of equity awards under the Company’s stock compensation plans.

In the performance of its duties, the Compensation Committee may select independent compensation consultants to advise the committee when appropriate. No compensation consultant played a role in the executive and director compensation for fiscal 2017. In addition, the Compensation Committee may delegate authority to subcommittees where appropriate. The Compensation Committee may separately meet with management if deemed necessary and appropriate. The Compensation Committee operates under a written charter adopted by the Board of Directors in March 2011, which is posted on the Company’s website at www.arcainc.com under the caption “Investors - Corporate Governance.”

Audit Committee

The Audit Committee of the Board of Directors is comprised entirely of non-employee directors. In fiscal 2017, the members of the Audit Committee were Mr. Gao, Mr. Butler and Mr. Matula (until August 10, 2018). Mr. Hajjar was appointed as a member of the Audit Committee as of August 10, 2018. Each of Messrs. Gao, Butler, Matula, and Hajjar was an “independent” director as defined under NASDAQ rules. The Audit Committee is responsible for selecting and approving the Company’s independent auditors, for relations with the independent auditors, for review of internal auditing functions (whether formal or informal) and internal controls, and for review of financial reporting policies to assure full disclosure of financial condition. The Audit Committee operates under a written charter adopted by the Board of Directors, which is posted on the Company’s website at www.arcainc.com under the caption “Investors - Corporate Governance.” The Board has determined that Mr. Butler is an “audit committee financial expert” as defined in SEC rules.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is responsible for the review and approval of all transactions in which the Company was or is to be a participant and in which any executive officer, director or director nominee of the Company, or any immediate family member of any such person (“related persons”) has or will have a material interest. In addition, all, if any, transactions with related persons that come within the disclosures required by Item 404 of the SEC’s Regulation S-K must also be approved by the Audit Committee. The policies and procedures regarding the approval of all such transactions with related persons have been approved at a meeting of the Audit Committee and are evidenced in the corporate records of the Company. Each member of the Audit Committee is an “independent” director as defined under NASDAQ rules.

Board Practice Related to Nominations of Directors

The Nominating and Corporate Governance Committee is comprised entirely of non-employee directors. In fiscal 2017, the members of the Governance Committee were Mr. Gao (Chairman), Mr. Butler and Mr. Matula (until August 10, 2018), each of whom was also an “independent” director as defined under NASDAQ rules. The primary purpose of the Nominating and Corporate Governance Committee is to ensure an appropriate and effective role for the Board of Directors in the governance of the Company.  The principal recurring duties and responsibilities of the Nominating and Corporate Governance Committee include (i) making recommendations to the Board regarding the size and composition of the Board, (ii) identifying and recommending to the Board of Directors candidates for election as directors, (iii) reviewing the Board’s committee structure, composition and membership and recommending to the Board candidates for appointment as members of the Board’s standing committees, (iv) reviewing and recommending to the Board corporate governance policies and procedures, (v) reviewing the Company’s Code of Business Ethics and Conduct and compliance therewith, and (vi) ensuring that emergency succession planning occurs for the positions of Chief Executive Officer, other key management positions, the Board chairperson and Board members. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors in March 2011, which is posted on the Company’s website at www.arcainc.com under the caption “Investors - Corporate Governance.”

9

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. The criteria applied by the Nominating and Corporate Governance Committee in the selection of director candidates is the same whether the candidate was recommended by a Board member, an executive officer, a shareholder or a third party, and accordingly, the Nominating and Corporate Governance Committee has not deemed it necessary to adopt a formal policy regarding consideration of candidates recommended by shareholders. Shareholders wishing to recommend candidates for Board membership should submit the recommendations in writing to the Secretary of the Company.

The Nominating and Corporate Governance Committee identifies director candidates primarily by considering recommendations made by directors, management and shareholders. The Nominating and Corporate Governance Committee also has the authority to retain third parties to identify and evaluate director candidates and to approve any associated fees or expenses. Board candidates are evaluated on the basis of a number of factors, including the candidate’s background, skills, judgment, diversity, experience with companies of comparable complexity and size, the interplay of the candidate’s experience with the experience of other Board members, the candidate’s independence or lack of independence, and the candidate’s qualifications for committee membership. The Nominating and Corporate Governance Committee does not assign any particular weighting or priority to any of these factors and considers each director candidate in the context of the current needs of the Board as a whole. Director candidates recommended by shareholders are evaluated in the same manner as candidates recommended by other persons.

Code of Ethics

Our Audit Committee has adopted a code of ethics applicable to our directors and officers (including our Chief Executive Officer and Chief Financial Officer) and other of our senior executives and employees in accordance with applicable rules and regulations of the SEC and The NASDAQ Stock Market. A copy of the code of ethics may be obtained upon request, without charge, by addressing a request to Investor Relations, Appliance Recycling Centers of America, Inc., 175 Jackson Avenue North, Suite 102, Minneapolis, MN 55343.  The code of ethics is also posted on our website at www.arcainc.com under “Investors — Corporate Governance.”

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding the amendment to, or waiver from, a provision of the code of ethics by posting such information on our website at the address and location specified above and, to the extent required by the listing standards of the NASDAQ Capital Market, by filing a Current Report on Form 8-K with the SEC disclosing such information.

Board Contact Information

If you would like to contact the Board or any committee of the Board, you can send an email to board@arcainc.com, or write to Appliance Recycling Centers of America, Inc., c/o Secretary, 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343. All communications will be compiled by the Secretary of the Company and submitted to the Board or the applicable committee or director on a periodic basis.

Compensation of Non-Employee Directors

Prior to August 10, 2018, the Company used a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Company considered the significant amount of time that directors expend fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board. Non-employee directors of the Company received an annual fee of $24,000 for their service as directors. The Chairperson of the Audit Committee received an additional annual fee of $6,000. Non-employee directors also received stock options under the 2016 Equity Incentive Plan. Non-employee directors often received an option to purchase 10,000 shares of common stock. In addition, upon their initial appointment or election to the Board, non-employee directors received a one-time grant of options to purchase 10,000 shares of common stock. Generally, such options became exercisable in full six months after the date of grant and expire ten years from the date of grant. Effective August 10, 2018, compensation for the non-employee members of the Board of Directors shall be as follows: (i) Richard Butler shall receive a monthly fee of $2,000, (ii) Dennis (De) Gao shall receive a monthly fee of $2,500, and (iii) Nael Hajjar shall receive a monthly fee of $1,500.

10

The table below presents cash and non-cash compensation paid to non-employee directors during the last fiscal year.

Non-Management Director Compensation for Fiscal Year Ended December 30, 2017

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Dennis (De) Gao	25,500	–	–	25,500
Richard D. Butler	30,000	–	21,800 (2)	51,800
Timothy Matula (3)	24,000	–	–	24,000

_______________________

(1)	The Chairperson of the Audit Committee received an additional annual fee of $6,000 and each other member of the Audit Committee received an additional annual fee of $6,000. All of the Company’s directors were reimbursed for reasonable travel expenses incurred in attending meetings.

(2)	These amounts reflect the fair value of the stock granted during fiscal 2017. Stock grants issued in fiscal 2016 were valued at the market price of the Company’s common stock on the date of grant. At fiscal year-end, the non-management directors held options to purchase shares of common stock as follows: Mr. Gao, 20,000 shares; Mr. Butler, 20,000 shares; and Mr. Matula, 10,000 shares.

(3)	Mr. Matula resigned from the Board of Directors effective August 10, 2018.

11

Proposal 2:
Ratification of Appointment of Independent
Registered Public Accounting Firm

The Audit Committee has selected SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal year 2018. The Company is submitting its selection of SingerLewak LLP for ratification by the shareholders at the annual meeting. A representative of SingerLewak LLP is expected to be present at the annual meeting via teleconference and will be available to respond to appropriate questions.

The Company’s Bylaws do not require that shareholders ratify the selection of SingerLewak LLP as the Company’s independent registered public accounting firm. However, the Company is submitting the selection of SingerLewak LLP to shareholders for ratification as a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain SingerLewak LLP. Even if the selection is ratified, the Audit Committee at its discretion may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Anton & Chia, LLP previously served as the independent auditors for the Company. On March 5, 2018, the Audit Committee determined to dismiss Anton & Chia, LLP effective immediately. The audit reports of Anton & Chia, LLP on the Company’s financial statements for the fiscal year ended December 31, 2016, the only year for which Anton & Chia, LLP audited the Company’s financial statements, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s most recent fiscal year ended December 31, 2016, the only year for which Anton & Chia, LLP audited the Company’s financial statements, and for the subsequent interim period through March 5, 2018, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Anton & Chia, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements. During the Company’s fiscal year ended December 31, 2016, the only year for which Anton & Chia, LLP audited the Company’s financial statements, and for the subsequent interim period through March 5, 2018, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On March 5, 2018, the Audit Committee approved the engagement of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for fiscal year ending December 30, 2017. During the Company’s two most recent fiscal years ended December 30, 2017 and December 31, 2016 and for the subsequent interim period through the date of filing this Current Report on Form 8-K, neither the Company, nor anyone on behalf of the Company consulted with Weinberg & Company, P.A. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. On March 22, 2018, the Audit Committee determined to dismiss Weinberg & Company, P.A. effective immediately. Weinberg & Company, P.A. did not audit nor provide an opinion on any of the Company’s financial statements. During the Company’s two most recent fiscal years ended December 30, 2017 and December 31, 2016, and for the subsequent interim period through March 22, 2018, the Company had no “disagreements” (as described in Item 304 (a)(1)(iv) of Regulation S-K) with Weinberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg & Company, P.A., would have caused it to make reference in connection with its opinion to the subject matter of the disagreements. During the Company’s two most recent fiscal years ended December 30, 2017 and December 31, 2016, and for the subsequent interim period through March 22, 2018, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On March 23, 2018, the Audit Committee approved the appointment of SingerLewak LLP as the Company’s new independent registered public accounting firm, effective upon the execution of an engagement letter between the Company and SingerLewak LLP. During the Company’s two most recent fiscal years ended December 30, 2017 and December 31, 2016 and for the subsequent interim period through the date of filing this Current Report on Form 8-K neither the Company, nor anyone on behalf of the Company consulted with SingerLewak LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

12

Fees Paid to Auditors by the Company During Most Recent Fiscal Years

Anton & Chia, LLP served as the independent auditor for the Company for fiscal year 2016 and reviewed three quarters of fiscal year 2017. Weinberg & Company, P.A. was retained briefly and then subsequently dismissed as the Company’s independent auditor of fiscal year 2017. Weinberg & Company did not audit or provide an opinion on any of the Company’s financial statements. SingerLewak LLP served as the Company’s auditor for fiscal year 2017. The Company either paid fees or estimates that it will pay audit fees to Anton & Chia, LLP for the fiscal years ended December 30, 2017 and December 31, 2016, Weinberg & Company for fiscal year ended December 30, 2017 and SingerLewak LLP for fiscal year ended December 30, 2017 for the following professional services:

Description	December 30, 2017	December 31, 2016

Audit fees (1)	$229,000	$132,300
________________

(1)	Audit fees consist of fees for professional services rendered in connection with the audit of the Company’s year-end financial statements, quarterly reviews of financial statements included in the Company’s quarterly reports, services rendered relative to regulatory filings, and attendance at Audit Committee meetings.

The Audit Committee of the Board of Directors has considered whether the provision of the services described above was and is compatible with maintaining the independence of Anton & Chia, LLP, Weinberg & Company, and SingerLewak LLP.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. All the fees and services for fiscal 2017 and fiscal 2016 were approved by the Audit Committee.

The Board recommends a vote FOR ratification of the appointment of the Company’s independent registered public accounting firm.

13

PROPOSAL 3

APPROVAL OF THE CONVERSION PROPOSAL

Our Board of Directors is seeking stockholder approval, as required by NASDAQ Listing Rules 5635(b) and 5635(d), of the issuance of up to an aggregate of 28,858,800 shares of common stock upon conversion of 288,588 shares of the Series A Preferred Stock, which will represent greater than 19.99% of the Company’s outstanding common stock upon conversion of the Series A Preferred Stock (the “Conversion Proposal”).

Background

On August 18, 2017, the Company acquired GeoTraq, Inc. (“GeoTraq”). GeoTraq is engaged in the development, manufacture, and, ultimately, sale of cellular transceiver modules, also known as Cell-ID modules. As a result of this transaction, GeoTraq became a wholly-owned subsidiary of the Company. In connection with acquisition, the Company tendered to the owners of GeoTraq $200,000, issued to them an aggregate of 288,588 shares of Series A Preferred Stock, and entered into one-year unsecured promissory notes for an aggregate of $800,000.

The Series A Preferred Stock will be convertible into common stock 61 days after approval of the issuance of the common stock in this Proposal 3 by our stockholders as required by the NASDAQ Listing Rules. Pursuant to the NASDAQ Listing Rules, holders of the Series A Preferred Stock will not be entitled to cast votes as to this Proposal 3. If our stockholders approve this Proposal 3, and assuming the conversion of all of the shares of the Series A Preferred Stock, the holders of the Series A Preferred Stock will own an aggregate of 28,858,800 shares of our common stock, representing approximately 77.3% of our outstanding capital stock.

NASDAQ Listing Rules

Because our common stock is traded on the NASDAQ Capital Market, we are subject to the Nasdaq Listing Rules, including Rules 5635(b) and 5635(d). Pursuant to Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance may result in a change of control of the issuer. Under NASDAQ rules and policies, a change of control may be deemed to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the issuer, and such ownership or voting power would be the largest ownership position of the issuer. Conversion of the Series A Preferred Stock could result in the holders of the Series A Preferred Stock owning in excess of 20% of our outstanding shares of our common stock. Pursuant to Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering that involves the sale, issuance, or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The book value of the Company’s common stock is $2.85 per share.

Accordingly, to comply with Listing Rules 5635(b) and 5635(d), the Company’s Articles of Incorporation prevents conversion of the Series A Preferred Stock unless and until 61 days after we receive stockholder approval for the issuances of common stock upon conversion of the Series A Preferred Stock.

Effect of Issuance of Common Stock

The issuance of the 28,858,800 shares of common stock that are the subject of this Proposal 3 will result in an increase in the number of shares of common stock outstanding, and our stockholders will incur further dilution of their percentage ownership in the Company to the extent that the holders of Series A Preferred Stock convert their shares of Series A Preferred Stock.

Required Vote

We are seeking your approval of this Proposal 3 in order to satisfy the stockholder approval requirements of NASDAQ, including NASDAQ Listing Rules 5635(b) and 5635(d), with respect to the issuance of the common stock to the holders of the Series A Preferred Stock issuable upon conversion of the Series A Preferred Stock, which represents more than 19.99% of the Company’s outstanding common stock.

Stockholder approval of this Proposal 3 requires a “FOR” vote from at least a majority of shares present in person or represented by proxy and entitled to vote on this Proposal 3. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain stockholder approval, the conversion of the Series A Preferred Stock into common stock will not be permitted, and the holders of the Series A Preferred Stock will continue to hold shares of Series A Preferred Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE CONVERSION PROPOSAL.

14

Proposal 4:
AUTHORITY TO ADJOURN The ANNUAL MEETING

If, at the annual meeting, our Board determines it is necessary or appropriate to adjourn the annual meeting, we intend to move to adjourn the annual meeting.  If our Board determines that it is necessary or appropriate, we will ask our shareholders and proxies to vote only upon the proposal to adjourn the annual meeting, and not the other proposals.

In this proposal, we are asking you to authorize our Board to adjourn the annual meeting to another place, date or time if our Board believes adjournment is necessary or appropriate.  If the shareholders approve the proposal to adjourn the annual meeting, we would expect to adjourn the annual meeting and use the additional time to solicit additional votes, including the solicitation of votes from shareholders that have previously voted, if necessary to approve Proposal 1, 2 or 3.

If a quorum does not exist, the holders of a majority of the voting power of the shares of our common stock and Series A Preferred Stock present at the annual meeting, in person or by proxy, may adjourn the annual meeting to another place, date or time.

The Board recommends a vote FOR granting the Board to adjourn the Annual Meeting if the Board deems it necessary or appropriate.

15

Information Concerning Officers and Key Employees
who are not Directors

Virland A. Johnson was appointed Chief Financial Officer of the Company on August 21, 2017. Mr. Johnson had previously served the Company as a consultant beginning in February 2017. Mr. Johnson also continues to serve as Chief Financial Officer for Live Ventures Incorporated a diversified public holding company (NASDAQ: LIVE). Prior to joining Live Ventures Incorporated, Mr. Johnson was Sr. Director of Revenue for JDA Software from February 2010 to April 2016, where he was responsible for revenue recognition determination, sales and contract support while acting as a subject matter expert. Prior to joining JDA, Mr. Johnson provided leadership and strategic direction while serving in C-Level executive roles in public and privately held companies such as Cultural Experiences Abroad, Inc., Fender Musical Instruments Corp., Triumph Group, Inc., Unitech Industries, Inc. and Younger Brothers Group, Inc. Mr. Johnson’s more than 25 years of experience is primarily in the areas of process improvement, complex debt financings, SEC and financial reporting, turn-arounds, corporate restructuring, global finance, merger and acquisitions and returning companies to profitability and enhancing shareholder value. Mr. Johnson holds a Bachelor’s degree in Accountancy from Arizona State University, and is a licensed Certified Public Accountant in Arizona.

Executive Compensation

The following table sets forth the cash and non-cash compensation for fiscal years ended December 30, 2017 and December 31, 2016 earned by each person who served as Chief Executive Officer during 2017, and our other two most highly compensated executive officers who held office as of December 30, 2017 (“named executive officers”):

Summary Compensation Table for Fiscal Year Ended December 30, 2017

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Award ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Tony Isaac (2)	2017	550,253	–	–	–	–	550,253
Chief Executive Officer	2016	338,462	–	62,000 (3)	–	–	400,462

Virland A. Johnson (4)	2017	57,802	–	–	–	–	57,802
Chief Financial Officer	2016	–	–	–	–	–	–

Bradley S. Bremer (5)	2017	162,968	–	–	–	–	162,968
President of ApplianceSmart, Inc.	2016	169,950	–	–	–	–	169,950

James P. Harper (6)	2017	127,728	–	–	–	–	127,728
Chief Operating Officer	2016	84,272	–	–	–	–	84,272

(1)	The Company only had two executive officers for the fiscal year ended December 30, 2017.

(2)	Mr. Isaac served as Interim Chief Executive Officer of the Company from February 29, 2016 until May 13, 2016, when he was appointed Chief Executive Officer of the Company. He was paid an annual salary of $550,000.

(3)	This amount reflects the fair value of a stock grant awarded to Mr. Isaac during fiscal 2016. The shares were fully vested upon grant. See Note 20 to the Company's consolidated financial statements.

(4)	Mr. Johnson was appointed Chief Financial Officer of the Company on August 21, 2017.

(5)	Effective October 26, 2017, the Company terminated the employment of Mr. Bremer.

(6)	Effective May 26, 2017, the Company terminated the employment of Mr. Harper.

16

Outstanding Equity Awards at December 30, 2017

The following table provides a summary of equity awards outstanding for our Named Executive Officers at December 30, 2017:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Tony Isaac	10,000	(1)	–	1.98	05/18/2025

Virland A. Johnson	–		–	–	–

Bradley S. Bremer (5)	5,000	(2)	–	4.25	02/24/2018
Bradley S. Bremer (5)	7,500	(3)	–	1.89	05/09/2020
Bradley S. Bremer (5)	15,000	(4)	–	3.00	02/26/2021

_______________________

(1)	Options granted May 18, 2015 and vested six months thereafter.

(2)	Options granted February 24, 2011 and vested twelve months thereafter.

(3)	Options granted May 9, 2013 and vested on various dates in the twenty-four months thereafter.

(4)	Options granted February 26, 2014 and will vest in three equal installments on each anniversary

(5)	Effective October 26, 2017, the Company terminated the employment of Mr. Bremmer.

Stock Option Plans

The Company uses stock options to attract and retain executives, directors, consultants and key employees. Stock options are currently outstanding under three stock option plans. The Company’s 2016 Equity Incentive Plan (the “2016 Plan”) was adopted by the Board of Directors in October 2016 and approved by the shareholders at the 2016 annual meeting of shareholders. Under the 2016 Plan, the Company has reserved an aggregate of 2,000,000 shares of its common stock for option grants. The Company’s 2011 Stock Compensation Plan (the “2011 Plan”) was adopted by the Board of Directors in March 2011 and approved by the shareholders at the 2011 annual meeting of shareholders. Under the 2011 Plan, the Company reserved an aggregate of 700,000 shares of its common stock for option grants. The 2011 Plan expired on December 29, 2016, but options granted under the 2011 Plan before it expired will continue to be exercisable in accordance with their terms. The Company’s 2006 Stock Option Plan (the “2006 Plan”) was adopted by the Board of Directors in March 2006 and approved by the shareholders at the 2006 annual meeting of shareholders. The 2006 Plan expired on June 30, 2011, but options granted under the 2006 Plan before it expired will continue to be exercisable in accordance with their terms. As of December 30, 2017, options to purchase an aggregate of 627,500 shares were outstanding, including options for 20,000 shares under the 2016 Plan, options for 484,500 shares under the 2011 Plan and options for 123,000 shares under the 2006 Plan. The Plans are administered by the Compensation Committee or the full Board of Directors acting as the Committee.

17

The 2016 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:

•	Options. Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns more than 10% of the Company’s outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. The exercise price of each share subject to an NSO shall be determined by the Board at the time of grant but will be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

•	Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

•	Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Compensation of Non-Employee Directors

The Company uses a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Company considers the significant amount of time that directors expend fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board.

Non-employee directors of the Company receive an annual fee of $24,000 for their service as directors. The Chairperson of the Audit Committee receives an additional annual fee of $6,000. All of the Company’s directors are reimbursed for reasonable travel expenses incurred in attending meetings.

Non-employee directors also receive stock options under the 2016 Equity Incentive Plan. Each year, on the date of the Company’s annual meeting, non-employee directors receive an option to purchase 10,000 shares of common stock. In addition, upon their initial appointment or election to the Board, non-employee directors receive a one-time grant of options to purchase 10,000 shares of common stock. Generally, such options become exercisable in full six months after the date of grant and expire ten years from the date of grant.

The table below presents cash and non-cash compensation paid to non-employee directors during the last fiscal year.

Non-Management Director Compensation for Fiscal Year Ended December 30, 2017

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Dennis (De) Gao	25,500	–	–	25,500
Richard D. Butler	30,000	–	21,800 (2)	51,800
Timothy Matula (3)	24,000	–	–	24,000

_______________________

(1)	The Chairperson of the Audit Committee received an additional annual fee of $6,000 and each other member of the Audit Committee received an additional annual fee of $6,000. All of the Company’s directors were reimbursed for reasonable travel expenses incurred in attending meetings.

(2)	These amounts reflect the fair value of the stock granted during fiscal 2017. Stock grants issued in fiscal 2016 were valued at the market price of the Company’s common stock on the date of grant. At fiscal year-end, the non-management directors held options to purchase shares of common stock as follows: Mr. Gao, 20,000 shares; Mr. Butler, 20,000 shares; and Mr. Matula, 10,000 shares.

(3)	Mr. Matula resigned from the Board of Directors effective August 10, 2018.

18

The following table gives aggregate information under our equity compensation plans as of December 30, 2017:

	(a)	(b)	(c)
	Number of Securities to be Issued Upon Exercise of Outstanding Options and Warrants	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans, Excluding Securities Reflected in Column (a)
Equity compensation plans approved by shareholders	627,500	$2.56	2,033,000
Equity compensation plans not approved by shareholders	–	$–	–
Total	627,500	$2.56	2,033,000

Transactions with related persons

On August 18, 2017, the Company acquired GeoTraq, Inc. (“GeoTraq”), a development stage company that is engaged in the development, manufacture, and, ultimately, sale of cellular transceiver modules. In connection with this transaction, we tendered to the owners of GeoTraq $200,000 in cash, issued to them an aggregate of 288,588 shares of our Series A Convertible Preferred Stock, and entered into one-year unsecured promissory notes for an aggregate of $800,000. Isaac Capital Group LLC (“Isaac Capital”), of which Jon Isaac is the CEO, Manager and sole owner of Isaac Capital and the son of Tony Isaac, our CEO, held a 4.9% interest in GeoTraq at the time of the acquisition and received consideration of $49,000 in cash and 14,141 shares of the Company’s Series A Preferred Stock. The value of the Series A Preferred Stock has not been determined, but we estimate the total value of the consideration received by Isaac Capital in the GeoTraq acquisition to be approximately $700,000. In November 2016, we obtained a Business Enterprise Valuation, the conclusion of which was that the transaction was valued at approximately $38 million. In anticipation of the transaction, we formed a special committee of our board to analyze the then-proposed transaction. The special committee’s conclusion was that GeoTraq’s business was valued at approximately $37 million. We also obtained a “fairness opinion,” which valued the GeoTraq transaction in excess of $35 million.

Tony Isaac, through his wholly-owned consulting business Negotiart of America, Inc. provided consulting services through December 30, 2017 in the amount of $550,000 to the Company for negotiating and facilitating the sale of the Compton California facility and the sale of the Company’s AAP equity interest.

Tony Isaac, the Company’s Chief Executive Officer, is the father of Jon Isaac, Chief Executive Officer of Live Ventures Incorporated and managing member of Isaac Capital Group LLC, a 9% shareholder of the Company. Tony Isaac, Chief Executive Officer, Virland Johnson, Chief Financial Officer, Richard Butler, Board of Directors member, and Dennis Gao, Board of Directors member of the Company, are Board of Directors, Chief Financial Officer, Board of Directors member, and Board of Directors members of, respectively, Live Ventures Incorporated. The Company also shares certain executive and legal services with Live Ventures Incorporated. The total services were $30,000 for the year ending December 30, 2017. Customer Connexx rents approximately 9,879 square feet of office space from Live Ventures Incorporated at its Las Vegas, NV office. The total rent and common area expense was $213,000 for the year ending December 30, 2017.

On December 30, 2017, ApplianceSmart Holdings LLC (the “Purchaser”), a wholly owned subsidiary of Live Ventures Incorporated, entered into a Stock Purchase Agreement (the “Agreement”) with the Company and ApplianceSmart, Inc. (“ApplianceSmart”), a subsidiary of the Company. ApplianceSmart is a 17-store chain specializing in new and out-of-the-box appliances with annualized revenues of approximately $65 million. Pursuant to the Agreement, the Purchaser purchased from the Company all the issued and outstanding shares of capital stock (the “Stock”) of ApplianceSmart in exchange for $6,500 (the “Purchase Price”). Effective April 1, 2018, Purchaser issued the Company a promissory note with a three-year term in the original principal amount of $3,919,494 (exact amount) for the balance of the purchase price. ApplianceSmart is guaranteeing the repayment of this promissory note.

19

Audit Committee Report

The Audit Committee reviewed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K, including a discussion of the reasonableness of significant judgments and accounting principles.

The audit committee reviewed and discussed the audited financial statements with management. The audit committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. The audit committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 30, 2017, for filing with the Securities and Exchange Commission.

September 18, 2018	The Audit Committee Richard D. Butler Dennis (De) Gao Timothy M. Matula

The information set forth above in the Audit Committee Report is not to be considered “filed” with the SEC for any purpose or “incorporated by reference” into any Securities Act or Exchange Act document of the Company for any purpose.

Other Matters

At the date of this proxy statement the Company’s management knows of no other matters which may come before the annual meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.

The Notice you received in the mail accompanying this Proxy Statement contains instructions on how to access this proxy statement and our 2017 Annual Report to Shareholders on our website. The Annual Report includes, among other things, the consolidated balance sheets of the Company as of December 30, 2017 and December 31, 2016, and the related consolidated statements of comprehensive income (loss), shareholders’ equity and cash flows for fiscal years ended December 30, 2017 and December 31, 2016. If you desire a copy of the Annual Report or a copy of the Company’s Annual Report on Form 10-K, filed with the SEC, you may obtain one (excluding exhibits) without charge by addressing a request to Investor Relations, Appliance Recycling Centers of America, Inc., 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343. You may also access a copy of the Company’s Form 10-K on the SEC’s website at www.sec.gov.

By Order of the Board of Directors /s/ Michael J. Stein Michael J. Stein, Secretary

September 18, 2018

20

ANNUAL MEETING OF APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

Date: October 23, 2018
Time: 10:00 A.M. (Local Time)
Place: 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119

Please make your marks like this: [X] Use dark black pencil or pen only

Board of Directors Recommends a Vote **FOR** proposals 1, 2, 3, and 4.

	For	Withhold	Directors Recommend
01 Tony Isaac	☐	☐	For
02 Richard D. Butler	☐	☐	For
03 Dennis (De) Gao	☐	☐	For
04 Nael Hajjar	☐	☐	For

Authorized Signatures - This section must be completed for your Instructions to be executed.

________________ Please Sign Here   ____________ Please Date Above

________________ Please Sign Here   ____________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Annual Meeting of Appliance Recycling Centers of America, Inc. to be held on Tuesday, October 23, 2018 for Holders as of September 11, 2018

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/ARCI
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

866-436-6852
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Tony Isaac and Virland A. Johnson, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Appliance Recycling Centers of America, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3 AND 4 AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 5.

All votes must be received by 5:00 P.M., Eastern Time, October 22, 2018.

PROXY TABULATOR FOR

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
P.O. BOX 8016
CARY, NC 27512-9903

21

Proxy — Appliance Recycling Centers of America, Inc.
Annual Meeting of Stockholders
October 23, 2018, 10:00 A.M. (Pacific Daylight Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Tony Isaac and Virland A. Johnson (the "Named Proxies") and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Appliance Recycling Centers of America, Inc., a Nevada corporation (the "Company"), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, on Tuesday, October 23, 2018 at 10:00 a.m. PT and all adjournments thereof.

The purpose of the Annual Meeting is to take action on the following:

The Board of Directors of the Company recommends a vote "FOR" all nominees for director and "FOR" each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees for director and "FOR" each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark this box. ☐

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

22